Exhibit 99.1



INTERPHARM LOGO




FOR IMMEDIATE RELEASE:
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COMPANY CONTACT:                     MEDIA CONTACT:             INVESTOR RELATIONS CONTACT:

Interpharm Holdings, Inc.            John Scally                Carl Hymans
George Aronson, CFO                  G.S. Schwartz & Co.        G.S. Schwartz & Co.
631-952-0214 ext. 101                212-725-4500 ext. 338      212-725-4500 ext. 310
georgearonson@interpharminc.com      jscally@schwartz.com       carlh@schwartz.com
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                INTERPHARM ANNOUNCES RECORD REVENUE AND EARNINGS
                     FOR THE FISCAL YEAR ENDED JUNE 30, 2004


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
Fourth Quarter Financial Highlights                      Twelve-Month Financial Highlights

o   Revenue increased 44.4%                              Revenue increased 49%

o   Gross margin increased 8.5 percentage points         Gross margin increased 5.6 percentage points

o   Operating income increased 259%                      Operating income increased 152%

o   Net income rose 265%                                 Net income rose 168%

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COMMACK, N.Y., September 21, 2004 -- Interpharm Holdings, Inc. (Amex: IPA), a
manufacturer and distributor of generic pharmaceutical drugs, today announced financial results for the three and twelve-month periods ended June 30, 2004.

For the twelve months ended June 30, 2004, revenue rose to approximately $41,100,000, compared to approximately $27,500,000 for the twelve months ended June 30, 2003. Net income for the twelve months ended June 30, 2004 was $3,100,000, compared to net income of $1,200,000, for the comparable period of 2003.

For the quarter ended June 30, 2004, revenues were approximately $11,200,000, compared to approximately $7,800,000 for the same period in 2003. Net income for the quarter ended June 30, 2004 was approximately $900,000 compared to approximately $240,000 for the same period in 2003.


Basic and diluted earnings per share data are as follows:
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                                FOR THE THREE MONTHS ENDED       FOR THE TWELVE MONTHS ENDED
                                --------------------------       ---------------------------
                                         JUNE 30,                           JUNE 30,
                                         --------                           --------
                                 2004                 2003          2004               2003
                                 ----                 ----          ----               ----
Basic Earnings per Share         $0.04                $0.02         $0.16              $0.15
Diluted Earnings per Share       $0.01               $ ----         $0.04              $0.03

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The increase in revenues between fiscal 2004 and fiscal 2003 is primarily attributable to sales of Atenolol, Allopurinol and Naproxen, which totaled approximately $13,800,000. Interpharm did not produce Allopurinol during fiscal 2003 and Atenolol and Naproxen sales were approximately $1,800,000 during the same period.

The increase in revenues of approximately $3,400,000 during the quarter ended June 30, 2004 compared to the quarter ended June 30, 2003 is primarily due to additional sales of Ibuprofen of approximately $1,400,000, as well as additional revenue generated from the sale of Atenolol, Allopurinol and Naproxen, which aggregated approximately $2,400,000. During the quarter ended June 30, 2003, Interpharm did not produce Allopurinol, while Atenolol and Naproxen, sales were approximately $1,000,000.

THE COMPANY'S GROSS PROFIT PERCENTAGE FOR THE THREE AND TWELVE-MONTH PERIODS ENDED JUNE 30, 2004 WERE 26.1% AND 23.8%, RESPECTIVELY. THIS REPRESENTS AN INCREASE OF 8.5 AND 5.6 PERCENTAGE POINTS, RESPECTIVELY, FROM THE COMPARABLE PERIODS IN 2003. THIS RISE IN MARGINS REFLECTS A GREATER DIVERSIFICATION OF THE COMPANY'S PRODUCT LINE AND INCREASED MANUFACTURING EFFICIENCY.

Total selling and general and administrative expenses for the year ended June 30, 2004 were approximately $4,100,000, an increase of $1,600,000 compared to $2,500,000 incurred during the year ended June 30, 2003. The increase was primarily attributable to the hiring of additional employees, professional services and commissions on increased sales.

In June 2004, Interpharm completed the purchase of an additional 92,000 square foot facility in Brookhaven, New York. Along with added manufacturing, packaging and warehouse capabilities, this facility will house the Company's new Research and Development laboratory. Upon FDA approval, Interpharm will commence use of this new building as an added manufacturing facility.

Interpharm recently established a strategic alliance with Watson
Pharmaceuticals, Inc. to launch and market Interpharm's branded drug REPREXAIN(TM), a new prescription pain medication for the short-term management of acute pain. REPREXAIN(TM) combines 5.0 mg. of hydrocodone bitartrate with the anti-inflammatory benefits of 200 mgs ibuprofen. The Company believes this unique product could generate broad market appeal.

To further strengthen its management team Interpharm, in May 2004, appointed Cameron Reid, former President of Dr Reddy's Laboratories, Inc., to its Board of Directors and Director of Strategic Development. Mr. Reid is focusing on new product development and is working with Interpharm management in all aspects of strategic planning.

Interpharm Holdings Chief Executive Officer Dr. Maganlal Sutaria said, "We are encouraged by the results for the fiscal year and believe that we have laid a foundation for future growth. We will continue to implement our strategic growth plan, which encompasses ongoing research and development efforts, establishing strategic alliances, expanding our product line, and increasing production capacity and manufacturing efficiency. We are committed to garnering greater market share for both our current product line and new higher margin drugs."




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ABOUT INTERPHARM

Interpharm develops, manufactures and distributes over 25 generic prescription strength and over-the-counter drugs. Interpharm will continue to focus on growing organically through internal product development and leveraging its strength in efficient and cost effective manufacturing. In addition, Interpharm will also continue to seek consummation of mutually beneficial strategic alliances and collaborations.


FORWARD-LOOKING STATEMENTS

Statements made in this news release, may contain forward-looking statements concerning Interpharm's business and products involving risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. The actual results may differ materially depending on a number of risk factors including, but not limited to, the following: general economic and business conditions, development, shipment, market acceptance, and additional competition from existing and new competitors, changes in technology, and various other factors beyond Interpharm's control. Other risks inherent in Interpharm's business are described in ATEC Group, Inc.'s Definitive Proxy Statement, filed with the Securities and Exchange Commission on May 2, 2003, Interpharm's Form 10-K, filed on September 29, 2003, Interpharm's Forms 10-Q filed on November 14, 2003, February 17, 2004 and May 17, 2004, and Interpharm's Form 8-K, filed with the Securities and Exchange Commission on June 11, 2004. The acquisition of Interpharm, Inc. is described in the foregoing proxy materials and Form 10-K, as well as in ATEC's Form 8-K, filed with the Securities and Exchange Commission on February 27, 2003, Interpharm's Form 8-K, filed on June 16, 2003, and its amended Form 8-K, filed on August 11, 2003.

All information in this release is as of September 21, 2004. Interpharm undertakes no duty to update any forward-looking statements to conform the release to actual results or changes in its circumstances or expectations after the date of this release.

The financial information stated above and in the tables below has been abstracted from the Company's Form 10-K for the year ended June 30, 2004, to be filed with the Securities and Exchange Commission, and should be read in conjunction with the information provided therein.


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                   INTERPHARM HOLDINGS, INC. AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
---------------------------------------------------------------------------------------------------------------



                                    Year Ended       Six Months Ended June 30,        Year Ended December 31,
                                     June 30,      ----------------------------    ----------------------------
                                       2004            2003            2002            2002           2001
                                   ----------------------------------------------------------------------------
                                                                                    (Unaudited)

SALES, Net                         $ 41,099,728    $ 14,953,438    $ 11,743,440    $ 24,312,245    $ 18,435,446

COST OF SALES (including
  related party rent expense of
  $408,000 for the year ended
  June 30, 2004, $204,000 for
  the six months ended June 30,
  2003 and 2002 and $408,000 and
  $399,500 for the years ended
  December 31, 2002 and 2001,
  respectively)                      31,304,893      12,214,822       9,587,344      19,872,936      14,939,725
                                   ------------    ------------    ------------    ------------    ------------

       GROSS PROFIT                   9,794,835       2,738,616       2,156,096       4,439,309       3,495,721
                                   ------------    ------------    ------------    ------------    ------------

OPERATING EXPENSES
  Selling, general and
   administrative                     4,124,261       1,274,445         896,276       2,107,694       1,966,098
   expenses
  Loss on disposal of equipment            --              --              --              --           313,166
  Related party rent expense             72,000          36,000          36,000          72,000          70,500
  Research and development              538,199         185,601         148,850         415,618         110,000
                                   ------------    ------------    ------------    ------------    ------------

  TOTAL OPERATING EXPENSES            4,734,460       1,496,046       1,081,126       2,595,312       2,459,764
                                   ------------    ------------    ------------    ------------    ------------

  OPERATING INCOME                    5,060,375       1,242,570       1,074,970       1,843,997       1,035,957
                                   ------------    ------------    ------------    ------------    ------------

OTHER INCOME (EXPENSES)
  Related party interest expense           --           (69,125)        (94,063)       (188,125)       (188,126)
  Interest expense                      (21,367)        (63,299)        (52,542)       (102,103)       (119,434)
  Interest and other income              69,451           8,166            --                63             452
                                   ------------    ------------    ------------    ------------    ------------

  TOTAL OTHER INCOME (EXPENSES)          48,084        (124,258)       (146,605)       (290,165)       (307,108)
                                   ------------    ------------    ------------    ------------    ------------

  INCOME BEFORE  INCOME TAXES         5,108,459       1,118,312         928,365       1,553,832         728,849

PROVISION FOR INCOME TAXES            1,985,638         394,667         317,563         503,413         214,284
--------------------------------   ------------    ------------    ------------    ------------    ------------


  NET INCOME                       $  3,122,821    $    723,645    $    610,802    $  1,050,419    $    514,565
                                   ============    ============    ============    ============    ============


EARNINGS PER SHARE
  Basic earnings per share         $       0.16    $       0.08    $       0.07    $       0.13    $       0.06
                                   ============    ============    ============    ============    ============
  Diluted earnings per share       $       0.04    $       0.02    $       0.02    $       0.03    $       0.01
                                   ============    ============    ============    ============    ============
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                   INTERPHARM HOLDINGS, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------

                                     ASSETS


                                                              June 30,
                                                      --------------------------
                                                          2004            2003
                                                      -----------    -----------
CURRENT ASSETS
  Cash and cash equivalents                           $ 2,884,639    $ 2,336,203
  Marketable securities, at fair market value              36,791         48,462
  Accounts receivable, net                              6,849,778      4,930,109
  Notes receivable, current                                  --        1,000,000
  Inventories, net                                      5,530,161      4,583,205
  Prepaid expenses and other current assets               453,157        224,149
  Deferred tax assets                                   1,280,000         23,500
                                                      -----------    -----------


       Total Current Assets                            17,034,526     13,145,628


  Land, building and equipment, net                    15,007,132      4,085,302
  Notes receivable, long-term                                --          524,092
  Deferred tax assets                                   2,902,000      2,537,900
  Deposits                                                224,287         45,873
                                                      -----------    -----------


            TOTAL ASSETS                              $35,167,945    $20,338,795
                                                      ===========    ===========

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                   INTERPHARM HOLDINGS, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
----------------------------------------------------------------------------------------------------------

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                                          June 30,
                                                                             ----------------------------
                                                                                2004              2003
                                                                             ------------    ------------
CURRENT LIABILITIES
  Current maturities of bank debt                                            $    764,014    $  2,289,034
  Accounts payable, accrued expenses and other liabilities                      4,545,345       5,314,341
                                                                             ------------    ------------

       Total Current Liabilities                                                5,309,359       7,603,375
                                                                             ------------    ------------

OTHER LIABILITIES
  Bank debt, less current maturities                                            7,060,833         237,521
  Other liabilities                                                                14,968          29,535
                                                                             ------------    ------------

       Total Other Liabilities                                                  7,075,801         267,056
                                                                             ------------    ------------

       TOTAL LIABILITIES                                                       12,385,160       7,870,431
                                                                             ------------    ------------


STOCKHOLDERS' EQUITY
  Preferred stocks, 10,000,000 shares authorized; issued and outstanding -
   6,902,963 and 7,300,876, respectively; aggregate
   liquidation preference of $5,494,080                                           348,042         352,021
  Common stock, $.01 par value,70,000,000 shares  authorized;
    shares issued - 25,591,311 and 15,671,649 respectively                        255,913         156,717
  Additional paid-in capital                                                   19,184,291      12,076,237
  Accumulated other comprehensive (loss) income                                       (92)         11,579
  Retained earnings                                                             3,792,499         669,678
  Treasury stock at cost, 624,145 shares                                         (797,868)       (797,868)
                                                                             ------------    ------------

       TOTAL STOCKHOLDERS' EQUITY                                              22,782,785      12,468,364
                                                                             ------------    ------------

       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $ 35,167,945    $ 20,338,795
                                                                             ============    ============
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